                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2000

                                  AZURIX CORP.

             (Exact name of registrant as specified in its charter)

          Delaware                      001-15065             76-0589114

 (State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)               File Number)       Identification Number)

   333 Clay Street, Suite 1000
         Houston, Texas                                           77002
(Address of principal executive offices)                        (Zip Code)

                                 (713) 646-6001
              (Registrant's telephone number, including area code)

        ITEM 5. OTHER EVENTS.

        The registrant's press release dated February 11, 2000, regarding its intention to sell U.S.$240 million aggregate principal amount of 10 3/8% Senior Notes due 2007, U.K. (pound)100 million aggregate principal amount of 10 3/8% Senior Notes due 2007 and U.S. $200 million aggregate principal amount of 10 3/4% Senior Notes due 2010, is attached.

        ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c)    Exhibits

                      Exhibits 99.1 - Press Release dated February 11, 2000



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AZURIX CORP.

        Date:  February 14, 2000         By:  /S/ JOHN C. ALE
                                              --------------------------------
                                                John C. Ale
                                                Executive Director and General
                                                Counsel

                                  EXHIBIT INDEX



        Exhibit No.                         Description


           99.1                  Press Release dated February 11, 2000.